                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

FILED BY THE REGISTRANT [ ]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

Check the appropriate box:
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[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                                      [ ]
                (Name of Registrant as Specified In Its Charter)

                                      [ ]
                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[ ] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   1) Title of each class of securities to which transaction applies:

   2) Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
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    previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:

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--------------------------------------------------------------------------------

                            CAPITAL PROPERTIES, INC.
                                 100 DEXTER ROAD
                       EAST PROVIDENCE, RHODE ISLAND 02914

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 APRIL 27, 2004

PLEASE TAKE NOTICE that the 2004 annual meeting of shareholders of Capital Properties, Inc. (the Company) will be held at the offices of Hinckley, Allen and Snyder LLP, 1500 Fleet Center in Providence, Rhode Island, on Tuesday, April 27, 2004 at 2:00 o'clock P.M., local time, for the following purposes:

            (1) To elect five directors to serve for a term of one year until their successors are duly elected and qualified;

            (2) To ratify the appointment of Lefkowitz, Garfinkel, Champi & DeRienzo P.C. as independent auditors of the accounts of the Company for 2004; and

            (3) To transact such other business, if any, as may properly come before the meeting or any adjournment or adjournments thereof.

Holders of record of the common stock on the books of the Company as of the close of business on March 1, 2004 will be entitled to vote.

                                            By Order of the Board of Directors


                                            STEPHEN J. CARLOTTI
                                            Secretary

East Providence, Rhode Island
March 10, 2004

Kindly fill in, date and sign the enclosed proxy and promptly return it in the enclosed addressed envelope, which requires no postage if mailed in the United States. If you are personally present at the meeting, the proxy will not be used without your consent.

                            CAPITAL PROPERTIES, INC.

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                                 APRIL 27, 2004

                     SOLICITATION AND REVOCATION OF PROXIES

The accompanying proxy is solicited by the Board of Directors of Capital Properties, Inc. (the Company), in connection with the annual meeting of shareholders to be held April 27, 2004. The Company will bear the cost of such solicitation. It is expected that the solicitation of proxies will be primarily by mail. Proxies may also be solicited personally by regular employees of the Company at nominal cost. The Company may reimburse brokerage houses and other custodians, nominees and fiduciaries holding stock for others in their names, or in those of their nominees, for their reasonable out-of-pocket expenses in sending proxy materials to their principals or beneficial owners and obtaining their proxies. Any shareholder giving a proxy has the power to revoke it at any time prior to its exercise, but the revocation of a proxy will not be effective until notice thereof has been given to the Secretary of the Company. Notice of revocation may be delivered in writing to the Secretary prior to the meeting or may be transmitted orally to the Secretary at the meeting. Every properly signed proxy will be voted in accordance with the specifications made thereon.

This proxy statement and the accompanying proxy are expected to be first sent to shareholders on or about March 19, 2004.

                                VOTING AT MEETING

Only shareholders of record at the close of business on March 1, 2004, will be entitled to vote at the meeting. Under the Company's articles of incorporation, as amended, each shareholder has one vote for every share of common stock owned. On the record date, there were 3,000,000 shares of Class A Common Stock and 299,956 shares of Class B Common Stock of the Company outstanding. There were no other outstanding securities of the Company entitled to vote.

The directors will be elected in each case by vote of the holders of a majority of the shares present or represented at the meeting.

Shares represented by proxies which are marked "withhold authority" with respect to the election of any particular nominee for director, "abstain" with respect to the approval of independent auditors, or to deny discretionary authority on any other matters will be counted as shares present and entitled to vote, and accordingly any such marking of a proxy will have the same effect as a vote against the proposal to which it relates. Brokers who hold shares in street name may lack authority to vote such shares on certain items, absent specific instructions from their customers. Shares subject to such "broker non-votes" will not be treated as shares entitled to vote on the matters to which they relate and therefore will be treated as not present at the meeting for those purposes, but otherwise will have no effect on the outcome of the voting on such matters. It is not presently anticipated that any matter which might be the subject of a "broker non-vote" will come before the annual meeting.

                             ELECTION OF DIRECTORS

At the annual meeting, five directors are to be elected to hold office until the next annual meeting and until their respective successors are elected and qualified. The proxies named in the accompanying proxy, who have been designated by the Board of Directors, intend to vote, unless otherwise instructed, for the election to the Board of Directors of the persons named below, all of whom are now directors of the Company. Certain information concerning such nominees is set forth below:

                                  Principal Occupation                            Director
Name and Age                      During Past Five Years                           Since
------------                      ----------------------                           -----
Ronald P. Chrzanowski (61)......  President of the Company, January 1, 1998         1998
                                  to present

Robert H. Eder (71).............  Chairman of the Company, June 30, 1995            1995
                                  to present; Chairman, Providence and
                                  Worcester Railroad Company, 1983 to present

Harold J. Harris (75)...........  President, Wm. H. Harris, Inc. (Retailer)         1995

Harris N. Rosen (71)............  Consultant and Mediator; Executive Director,      2001
                                  Jewish Federation of Rhode Island, July to
                                  October 2000

Henry S. Woodbridge, Jr. (75)...  Consultant                                        1990

Mr. Eder is also a director of Providence and Worcester Railroad Company. Mr. Harris is also a director of The Fairchild Corporation.

The Board of Directors has determined that all of the nominees standing for election at the 2004 annual meeting, other than Ronald P. Chrzanowski and Robert
H. Eder, are independent of the Company in that such nominees have no material relationship with the Company either directly, or as a partner, shareholder or affiliate of an organization that has a relationship with the Company. The board has made this determination based on the following:

      - Other than Messrs. Eder and Chrzanowski, no nominee for director is an officer or employee of the Company or its subsidiaries or affiliates;

      - No nominee for director has an immediate family member who is an officer of the Company or its subsidiaries or has any current or past material relationship with the Company;

      - No nominee for director, other than Messrs. Eder and Chrzanowski, has worked for, consulted with, been retained by, or received anything of substantial value from the Company aside from his compensation as a director;

      - No nominee for director is, or was within the past three years, employed by the independent auditors for the Company;

      - No executive officer of the Company serves on the compensation committee or the Board of Directors of any corporation that employs a nominee for director or a member of the immediate family of any nominee for director;

      - No nominee for director is an executive officer of any entity which the Company's annual sales to or purchases from exceeded one percent of either entity's annual revenues for the last fiscal year; and

      - No nominee for director serves as a director, trustee, executive officer or similar position of a charitable or non-profit organization to which the Company or its subsidiaries made charitable contributions or payments in fiscal year 2003 in excess of five percent of the organization's consolidated gross revenues, or $200,000, whichever is more, at any time during the past three years.

Communications with the Board of Directors

The Board of Directors has established a process for shareholders to communicate with members of the board. If you have any concern, question or complaint regarding our compliance with any policy or law, or would otherwise like to contact the Board of Directors, you may reach the Company's Board of Directors by writing directly to those individuals c/o Capital Properties, Inc., 100 Dexter Road, East Providence, Rhode Island 02914.

All inquiries received shall not be screened by the Company and will be forwarded directly to the director to which such inquiry is addressed, unless it is believed that a particular inquiry may pose a security risk. The Board of Directors sits as a committee of the whole to address any inquiries made by shareholders.

Committees of the Board of Directors

The Board of Directors has an Audit Committee and a Compensation Committee, both currently comprised of Messrs. Harris, Rosen and Woodbridge. The Audit Committee is responsible for overseeing the establishment and maintenance of an effective financial control environment for the Company, for overseeing procedures for evaluating the system of internal accounting control and for evaluating audit performance.

The Compensation Committee is responsible for recommending to the full Board of Directors appropriate compensation levels for all officers of the Company.

The Company does not maintain a nominating committee or a committee performing a similar function and is not required to under SEC or American Stock Exchange rules. The Board of Directors sits as a committee of the whole to consider any recommendations made by shareholders and/or other directors of persons to be directors of the Company. In determining whether to nominate any such person for election by the shareholders, the Board of Directors considers the experience of such person as it relates to the business of the Company, together with such person's age, reputation and ability to carry out the requirements to serve as a director of the Company.

During the fiscal year ended December 31, 2003, the Board of Directors held four meetings, the Audit Committee held five meetings and the Compensation Committee held two meetings.

Directors, other than directors who are employed by the Company, received a fee of $750 for attendance at each meeting of the Board of Directors, together with related transportation and living expenses. Each member of the Audit Committee and Compensation Committee received $250 for each attended meeting of that committee.

Corporate Governance

The Board of Directors is committed to ethical business practices and believes that strong corporate governance is important to ensure that the Company is managed for the long-term benefit of its shareholders. The Company regularly monitors developments in the area of corporate governance and has implemented a number of best practices, including the following:

Code of Ethics. The Company has adopted a Code of Ethics applicable to all directors, officers and employees, which meets the requirements of a "code of ethics" as defined in Item 406 of Regulation S-K.

Procedures for the Receipt, Retention and Handling of Complaints. The Company maintains procedures for the confidential, anonymous submission by employees of any complaints or concerns about the Company, including complaints regarding accounting, internal accounting controls or auditing matters.

                             EXECUTIVE COMPENSATION

The following table summarizes the compensation paid or accrued by the Company during the three-year period ended December 31, 2003, to each of its executive officers who earned more than $100,000 in salary and bonus in 2003, for services rendered in all capacities to the Company during 2003.

                           SUMMARY COMPENSATION TABLE

                               ANNUAL COMPENSATION

Name and Principal                             Salary and           All Other
Position                           Year           Bonus          Compensation(1)
----------------------------       ----        ----------        ---------------
Robert H. Eder, Chairman           2003         $171,055             $    --
                                   2002          167,488                  --
                                   2001          164,789                  --

Ronald P. Chrzanowski,             2003          165,537              12,415
President                          2002          162,084              12,156
                                   2001          159,473              11,960

Barbara J. Dreyer, Treasurer       2003          171,159(2)           12,837
                                   2002          128,587               9,644
                                   2001          126,515               9,489

(1) Amounts paid directly to the retirement accounts of employees under the Company's simplified employee pension plan.

(2)   Includes a one-time bonus of $39,833.

               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                                   MANAGEMENT

On March 1, 2004, to the best of the Company's knowledge, no person (including any "group", as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) was the beneficial owner of more than five per cent of the Company's outstanding common stock, $.01 par value, except as follows:

                                              Class A                    Class B
                                      -----------------------    ----------------------
                                       Number of      Percent     Number of     Percent
Name and Address                      shares held    of Class    shares held   of Class
----------------                      -----------    --------    -----------   --------
Robert H. Eder and Linda Eder          1,569,738(1)    52.3%       156,972(1)    52.3%
2441 S.E. Bahia Way
Stuart, Florida 34996

Lance S. Gad                             173,680        5.8%        17,368        5.8%
1250 Fence Row Drive
Fairfield, Connecticut 06430

The following table reflects as of March 1, 2004, the beneficial ownership of shares of Class A Common Stock and Class B Common Stock of the Company by directors, nominees for director and officers of the Company, all shares being owned directly except as otherwise noted:

                                              Class A                    Class B
                                      -----------------------    ----------------------
Name of Individual or                  Number of      Percent     Number of     Percent
Identification of Group               shares held    of Class    shares held   of Class
-----------------------               -----------    --------    -----------   --------
Ronald P. Chrzanowski .............        3,425         *             300         *
Barbara J. Dreyer .................        6,000         *             600         *
Robert H. Eder ....................    1,569,738(2)    52.3%       156,972(3)    52.3%
Harold J. Harris ..................       16,000(4)      *           1,100(5)      *
Harris N. Rosen ...................        3,000         *              60         *
Henry S. Woodbridge, Jr ...........        5,800         *             600         *
All seven directors and officers
     as a group ...................    1,604,063       53.2%       159,642       53.2%

*     Less than 1%

(1) Robert H. Eder and Linda Eder are husband and wife, and each holds 784,869 shares of Class A Common Stock directly and 78,486 shares of Class B Common Stock directly.

(2)   Includes 784,869 shares Class A Common Stock held by his wife, Linda Eder.

(3)   Includes 78,486 shares Class B Common Stock held by his wife, Linda Eder.

(4)   Includes 1,000 shares Class A Common Stock held by his wife in her name.

(5)   Includes 100 shares Class B Common Stock held by his wife in her name.

                             AUDIT COMMITTEE REPORT

The Audit Committee is composed of three directors, all of whom are independent as defined by the American Stock Exchange listing standards. The Board of Directors has determined that Henry S. Woodbridge, Jr. is a financial expert as defined in the Sarbanes-Oxley Act of 2002 and the rules and regulations of the Securities and Exchange Commission. The Audit Committee operates under a written charter first adopted and approved by the Board of Directors on July 25, 1995. A copy of the Audit Committee Charter, as amended on January 27, 2004, is attached to the Proxy Statement as Appendix A.

Management is responsible for the Company's internal controls and financial reporting process. The independent auditors are responsible for performing an audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

The Audit Committee has sole authority to select, evaluate and when appropriate, to replace the Company's independent auditors. Additionally, and as appropriate, the Audit Committee reviews and evaluates, and discusses and consults with the Company's management and independent auditors regarding the scope of the audit plan, the results of the audit, the Company's financial statement disclosure documents, the adequacy and effectiveness of the Company's accounting and financial controls and changes in accounting principles.

In connection with these responsibilities, the Audit Committee reviewed and discussed the audited consolidated financial statements with management and the Company's independent auditors, Lefkowitz, Garfinkel, Champi & DeRienzo P.C. The Audit Committee also discussed with such firm the matters required by Statement on Auditing Standards No. 61. The Audit Committee received from Lefkowitz, Garfinkel, Champi & DeRienzo P.C. written disclosures and the letter regarding its independence as required by Independence Standards Board Standard No. 1. The Audit Committee discussed this information with Lefkowitz, Garfinkel, Champi & DeRienzo P.C. and also considered the compatibility of non-audit services provided by such firm with its independence. Based on the review of the audited consolidated financial statements and these various discussions, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB, to be filed with the SEC.

Audit Committee: Henry S. Woodbridge, Jr., Chairman, Harold J. Harris and Harris
N. Rosen.

                         INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee of the Board of Directors has recommended that Lefkowitz, Garfinkel, Champi & DeRienzo P.C., who acted as independent auditors of the accounts of the Company for 2003, be appointed as independent auditors of the accounts of the Company for the year 2004 subject to ratification by the shareholders. The Company has recently been advised by Lefkowitz, Garfinkel, Champi & DeRienzo P.C. that they have no direct financial interest or any material indirect financial interest in the Company, nor have they had any connection during the past three years with the Company in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

It is expected that a representative of Lefkowitz, Garfinkel, Champi & DeRienzo P.C. will be present at the annual meeting and will be provided the opportunity to make a statement if he so desires and that such representative will be available to respond to appropriate questions.

Audit and Non-Audit Fees

The aggregate fees for professional services rendered for the Company by Lefkowitz, Garfinkel, Champi & DeRienzo P.C. for fiscal years ended December 31, 2003 and December 31, 2002 are set forth below.

                                             2003           2002
                                           --------       --------
                  Audit fees ............  $ 77,000       $ 77,000
                  Audit-related fees ....        --             --
                  Tax fees ..............    35,000         21,000
                  All other fees ........        --             --
                                           --------       --------
                  Total .................  $112,000       $ 98,000
                                           ========       ========

Audit Fees for fiscal years ended December 31, 2003 and December 31, 2002 were for professional services rendered for the audits of the Company's annual financial statements and the reviews of interim financial statements included in the Company's Quarterly Reports on Form 10-QSB, consents and other assistance required to complete the year end audit of the Company's financial statements.

Audit-Related Fees for the fiscal years ended December 31, 2003 and December 31, 2002: there were no audit-related fees.

Tax Fees for the fiscal years ended December 31, 2003 and December 31, 2002 were for services related to tax return preparation and tax planning.

All Other Fees for the fiscal years ended December 31, 2003 and December 31, 2002: there were no other fees.

None of the services described above was approved by the Audit Committee under the de minimus exception provided by Rule 2-01(c)(7)(i)(c) under Regulation S-X.

The Audit Committee pre-approves all audit and non-audit services provided by the independent auditors prior to the engagement of the independent auditors with respect to such services.

The Audit Committee has determined that the provision of such services is compatible with maintaining Lefkowitz, Garfinkel, Champi & DeRienzo P.C.'s independence.

The Audit Committee recommends the shareholders vote "FOR" such ratification.

                              FINANCIAL STATEMENTS

A copy of the Company's annual report to the Securities and Exchange Commission on Form 10-KSB for the year ended December 31, 2003 is enclosed. Such report is not part of this proxy statement.

                        PROPOSALS FOR 2004 ANNUAL MEETING

The 2005 annual meeting of the shareholders of the Company is scheduled to be held April 25, 2005. If a shareholder intending to present a proposal at that meeting wishes to have a proper proposal included in the Company's proxy statement and form of proxy relating to the meeting, the shareholder must submit the proposal to the Company not later than November 30, 2004.

                                  OTHER MATTERS

No business other than that set forth in the attached Notice of Meeting is expected to come before the annual meeting, but should any other matters requiring a vote of shareholders arise, including a question of adjourning the meeting, the persons named in the accompanying proxy will vote thereon according to their best judgment in the interests of the Company. In the event any of the nominees for the office of director should withdraw or otherwise become unavailable for reasons not presently known, the persons named as proxies will vote for other persons in their place in what they consider the best interests of the Company.

                                          By Order of the Board of Directors

                                          STEPHEN J. CARLOTTI
                                          Secretary
Dated March 10, 2004

                                   APPENDIX A

                            CAPITAL PROPERTIES, INC.
                           CHARTER OF AUDIT COMMITTEE

1.    ORGANIZATION

      The Audit Committee (the "Committee") of Capital Properties, Inc. (the "Company") shall be appointed by the Board of Directors (the "Board") of the Company. The Committee shall be composed of at least three directors each of whom satisfies the independence standards specified in Rule 121A of the Amex Company Guide and Rule 10A-3 of the Securities Exchange Act of 1934 and all other legal requirements. Each member shall be free of any relationship which, in the opinion of the Board, would interfere with their exercise of independent judgment as members of the Committee.

      All members of the Committee shall have a working familiarity with basic finance and accounting practices and be able to read and understand fundamental financial statements. At least one member shall have an accounting or related financial management expertise, such that he or she is financially sophisticated within the meaning of Rule 121B(2) of the Amex Company Guide.

      Determination of independence, audit committee financial expertise, financial literacy and accounting or related financial management expertise shall be made by the Board as the Board interprets such qualifications in its business judgment and in accordance with applicable law and the listing requirements of the Amex.

      The Committee shall have the power to adopt its own operating rules and procedures and to call upon assistance from officers and employees of the Company and outside counsel and consultants without the consent of management.

2.    STATEMENT OF POLICY

      The Committee shall provide assistance to the directors of the company in fulfilling their responsibilities to the shareholders and investment community relating to corporate accounting, reporting practices of the Company and the quality and integrity of the financial reports of the Company. In so doing, the Committee shall maintain free and open means of communication between the directors, the Company's independent auditor, and the financial management of the Company.

      The Committee, and each member of the Committee in his or her capacity as such, shall be entitled to rely, in good faith, on information, opinions, reports or statements, or other information prepared or presented to them by officers and employees of the Company, whom such member believes to be reliable and competent in the matters presented and on counsel, public accountants or other persons as to matters which the member believes to be within the professional competence of such person.

3.    RESPONSIBILITIES

      The Committee shall have responsibility for overseeing the establishment and maintenance of an effective financial control environment for the Company, for overseeing procedures for evaluating the system of internal accounting control, and for evaluating audit performance. The Committee shall report on its actions to the full Board at each regular quarterly meeting and at the annual meeting of the Board.

      In carrying out the foregoing responsibilities, the Committee shall:

            (a) Be directly responsible for the appointment, compensation, retention and oversight of any independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services. The accounting firm shall report directly to the Committee.

            (b) Approve on an annual basis the estimated fees to be paid to the independent auditor for the annual audit of the consolidated financial statements of the Company and limited reviews of its quarterly financial statements and in this connection, review the independent auditor's engagement letter and discuss the general audit approach.

            (c) Pre-approve audit and non-audit services performed on behalf of the Company by the independent auditor that are not prohibited by law or regulation pursuant to such processes as the Committee determines to be advisable. The Committee may delegate pre-approval authority for any permissible non-audit service to one or more members of the Committee, provided that any pre-approval granted by such member or members pursuant to such delegated authority is presented to the Committee at its next scheduled meeting.

            (d) Review any non-audit services performed on behalf of the Company by the independent auditor that meet the de minimis exception under applicable law and regulations.

            (e) Meet with the independent auditor and the financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditor.

            (f) Review with the independent auditor and the Company's financial and accounting personnel, the adequacy and effectiveness of the internal accounting and financial controls of the Company, and solicit from the independent auditor any recommendations for the improvement of such internal control procedures. Particular emphasis shall be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper.

            (g) Review the internal audit functions of the Company, the proposed audit plans for the current year and the coordination of such plans with the independent auditor.

            (h) Review annually with management and the independent auditor the basis for the disclosures made in the annual report to shareholders regarding the Company's internal controls for financial reporting.

            (i) Review any deficiencies identified by management in the design and operation of internal control for financial reporting and at least annually consider, in consultation with management and the independent auditor, the adequacy of the Company's internal control for financial reporting, including the resolution of identified material weaknesses and reportable conditions, if any.

            (j) Review with management and the independent auditor the financial statements proposed to be contained in the annual report to shareholders to determine that the independent auditor is satisfied with the disclosure and content of such financial statements, and review and discuss:

                  - Changes in accounting standards or rules promulgated by the Financial Accounting Standards Board or the SEC that have an impact on the financial statements;

                  - Estimates made by management having a material impact on the financial statements;

                  - Analyses of the effect of alternative assumptions, estimates or GAAP methods on the Company's financial statements;

                  - Any changes from prior years in accounting principles applied in the preparation of such financial statements; and

                  - Any material written communications between the independent auditor and the Company's management, including any management letter provided by the independent auditor and the Company's response to that letter.

            (k) Ensure that retention of the independent auditor to perform audit and nonaudit services is properly disclosed in the Company's proxy statement and filings with the SEC.

            (l) Review, at least annually, with management and with the independent auditor, the qualifications, performance and independence and objectivity of the independent auditor. In connection with such review and evaluation, the Committee should:

                  - Obtain and review a written report from the independent auditor at least annually regarding the independent auditor's internal quality-control procedures and any material issues raised by the most recent quality-control review;

                  - Obtain an annual written statement from the independent auditor delineating all relationships, both direct and indirect, between the independent auditor and the Company, including each non-audit service provided to the Company and at least the matters set forth in Independence Standards Board No. 1;

                  - Consider whether the provision of non-audit services is compatible with maintaining the independent auditor's independence, taking into account the opinions of management;

                  - Discuss any relationships that may impair the independent auditor's independence and take such actions as it deems appropriate or make recommendations to the Board regarding actions to be taken to remedy such impairment; and

                  - Ensure appropriate audit and concurring partner rotation as required by law.

            (m) Provide sufficient opportunity for the independent auditor to meet with the members of the Committee without members of management present. Among the items to be discussed at such meetings are the independent auditor's evaluation of the Company's financial and accounting personnel and the cooperation received by the independent auditor during the course of the audit.

            (n) Establish procedures for the receipt, retention and anonymous treatment of complaints relating to internal accounting controls or auditing matters. The Committee shall be responsible for designating the individual(s) responsible for receiving such complaints.

            (o) Review and approve any related party transactions entered into by the Company.

            (p) Administer the Company's Code of Ethics for Chief Executive Officer and Senior Financial Officers, including consideration of any waivers and investigation of any alleged violations thereof.

            (q) Investigate any matter brought to the Committee's attention within the scope of its responsibilities, with the power to retain outside legal, accounting or other advisors and determine funding for this purpose if, in its judgment, such retention is appropriate.

            (r) Meet on at least a quarterly basis, cause minutes of all meetings of the Committee to be kept and submit the minutes of each Committee meeting to the Board.

            (s) Take such other actions as it deems necessary or appropriate from time to time.

            (t) Review and assess this Charter at least annually and amend it as appropriate.

Adopted: January 27, 2004

                            CAPITAL PROPERTIES, INC.
                           CLASS A COMMON STOCK PROXY
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, a shareholder of Capital Properties, Inc., a Rhode Island corporation, hereby appoints ROBERT H. EDER and STEPHEN J. CARLOTTI, or either of them, the proxies of the undersigned, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote for the undersigned all the Capital Properties, Inc. Class A Common Shares held of record on March 1, 2004 by the undersigned at the Annual Meeting of Shareholders to be held on April 27, 2004 or any adjournment thereof as follows on the reverse side of this proxy card:

--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE |X|
--------------------------------------------------------------------------------

1.    ELECTION OF DIRECTORS:

      | |  FOR ALL NOMINEES                 | |   Ronald P. Chrzanowski
                                            | |   Robert H. Eder
      | |  WITHHOLD AUTHORITY               | |   Harold J. Harris
           FOR ALL NOMINEES                 | |   Harris N. Rosen
                                            | |   Henry S. Woodbirdge, Jr.
      | |  FOR ALL EXCEPT
           (See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark
             "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: |X|

--------------------------------------------------------------------------------

                                                         FOR   AGAINST   ABSTAIN

2.    RATIFICATION of the appointment of Lefkowitz,      | |     | |       | |
      Garfinkel, Champi & DeRienzo P.C. as the
      Company's independent accountants for the current fiscal year.

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.

THE PROXY REPRESENTED BY THIS PROXY CARD, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES LISTED AND FOR EACH OF THE PROPOSALS.

IF BOTH THE PROXIES SHALL BE PRESENT IN PERSON OR BY SUBSTITUTE, EITHER OF THE PROXIES SO PRESENT AND VOTING SHALL HAVE AND MAY EXERCISE ALL THE POWERS HEREBY GRANTED.

Please check here if you plan to attend the meeting | |.

--------------------------------------------------------------------------------
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
| |
--------------------------------------------------------------------------------

Signature of Shareholder____________________________Signature of
shareholder____________________________________
Date:_______________                        Date:_______________

      NOTE: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                            CAPITAL PROPERTIES, INC.
                           CLASS B COMMON STOCK PROXY
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, a shareholder of Capital Properties, Inc., a Rhode Island corporation, hereby appoints ROBERT H. EDER and STEPHEN J. CARLOTTI, or either of them, the proxies of the undersigned, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote for the undersigned all the Capital Properties, Inc. Class B Common Shares held of record on March 1, 2004 by the undersigned at the Annual Meeting of Shareholders to be held on April 27, 2004 or any adjournment thereof as follows on the reverse side of this proxy card:

--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE |X|
--------------------------------------------------------------------------------

1.    ELECTION OF DIRECTORS:

      | |  FOR ALL NOMINEES                 | |   Ronald P. Chrzanowski
                                            | |   Robert H. Eder
      | |  WITHHOLD AUTHORITY               | |   Harold J. Harris
           FOR ALL NOMINEES                 | |   Harris N. Rosen
                                            | |   Henry S. Woodbirdge, Jr.
      | |  FOR ALL EXCEPT
           (See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark
             "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: |X|

--------------------------------------------------------------------------------

                                                         FOR   AGAINST   ABSTAIN

2.    RATIFICATION of the appointment of Lefkowitz,      | |     | |       | |
      Garfinkel, Champi & DeRienzo P.C. as the
      Company's independent accountants for the current fiscal year.

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.

THE PROXY REPRESENTED BY THIS PROXY CARD, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES LISTED AND FOR EACH OF THE PROPOSALS.

IF BOTH THE PROXIES SHALL BE PRESENT IN PERSON OR BY SUBSTITUTE, EITHER OF THE PROXIES SO PRESENT AND VOTING SHALL HAVE AND MAY EXERCISE ALL THE POWERS HEREBY GRANTED.

Please check here if you plan to attend the meeting | |.

--------------------------------------------------------------------------------
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
| |
--------------------------------------------------------------------------------

Signature of Shareholder____________________________Signature of
shareholder____________________________________
Date:_______________                        Date:_______________

      NOTE: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.